Exhibit 10.5

THE EXECUTIVE NONQUALIFIED “EXCESS” PLAN™

ADOPTION AGREEMENT-Officers Plan

THIS AGREEMENT is made the 1st day of March, 2004, by Stock Yards Bank and Trust Company (the “Employer”), having its principal office at 1040 East Main Street, Louisville, KY 40206 and EXECUTIVE BENEFIT SERVICES, INC. (the “Sponsor”), having its principal office at 4140 ParkLake Avenue, Suite 500, Raleigh, NC 27612.

W I T N E S S E T H:

WHEREAS, the Sponsor has established The Executive Nonqualified Excess Plan™ (the “Plan”); and

WHEREAS, the Employer desires to adopt the Plan as an unfunded, nonqualified deferred compensation plan: and

WHEREAS, the Employer has been advised by the Sponsor to obtain legal and tax advice from its professional advisors before adopting the Plan, and that the Sponsor disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement;

NOW, THEREFORE, the Employer hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:

ARTICLE I

Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth.  The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan.  By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

This Adoption Agreement may only be used in connection with The Executive Nonqualified Excess Plan™.  The Sponsor will inform the Employer of any amendments to the Plan or of the discontinuance or abandonment of the Plan.  For questions concerning the Plan, the Employer may call the Sponsor at (919) 833-1042.

©      2003 Executive Benefit Services, Inc.

ARTICLE II

The Employer hereby makes the following designations or elections for the purpose of the Plan [Section references below correspond to Section references in the Plan]:

2.7          Compensation:  The “Compensation” of a Participant shall mean all of each Participant’s [check desired option(s)]:

☒	(A)	Compensation received as an Employee reportable in box 1, Wages, Tips and other Compensation, on Form W-2.

☐	(B)	Annual base salary.

☐	(C)	Annual bonus.

☐	(D)	Long term incentive plan compensation.

☐	(E)	Compensation received as an Independent Contractor reportable on Form 1099.

☐	(F)	Commissions.

☐	(G)	other [specify]: .

Notwithstanding the foregoing, Compensation ☒ SHALL ☐ SHALL NOT include Salary Deferral Credits under this Plan and amounts contributed by the Participant pursuant to a Salary Deferral Agreement to another employee benefit plan of the Employer which are not includible in the gross income of the Employee under Section 125, 132(f)(4), 402(e)(3), 402(h) or 403(b) of the Code.

2.8          Crediting Date: The Deferred Compensation Account of a Participant shall be credited with the amount of any Salary Deferral Credits to such account at the time designated below [check desired Crediting Date]:

☐	(A)	The last business day of each Plan Year.

☐	(B)	The last business day of each calendar quarter during the Plan Year.

☐	(C)	The last business day of each month during the Plan Year.

☐	(D)	The last business day of each payroll period during the Plan Year.

☒	(E)	Any business day on which Salary Deferral Credits are received by the Sponsor.

☐	(F)	Other [specify]: .

2.10        Disability: The disability of a Participant shall be determined as follows:

☒	(A)

The Employee participating in the Plan shall be considered to be disabled when he has been determined to be disabled for the purposes of any long term disability insurance covering the Participant that is sponsored by the Employer

☐	(B)	The Participant shall be considered to be disabled when he has been determined to be disabled for purposes of the Federal Social Security Act.

☐	(C)	Other:	.

2.14        Effective Date [check desired option]:

☐	(A)	This is a newly-established Plan, and the Effective Date of the Plan is .

☒	(B)

This is an amendment and restatement of a plan named Stock Yards Bank and Trust Company Nonqualified Deferred Compensation Plan  with an effective date of March 1, 2001. The Effective date of this amended and restated Plan is March 1, 2004 This is amendment number 1 to the Stock Yards Bank and Trust Company Nonqualifed Deferred Compensation Plan.

2.20                      Normal Retirement Date: The Normal Retirement Date of a Participant shall be: [check desired option]:

☒	(A)	The attainment of age 65.

☐	(B)

The later of age             or the              anniversary of the participation commencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

☐	(C)	The completion of Years of Service.

☐	(D)	The completion of Years of Service and attainment of age .

2.22        Participating Employer(s):   As of the Effective Date, the following Participating Employer(s) are parties to the Plan [list all employer-parties, including the Employer]:

Name of Employer	Address	Telephone No.	EIN
Stock Yards Bank and Trust Company	1040 East Main Street	(502) 625-9122	61-0354170

Louisville, KY 40206

2.23        Plan: The name of the Plan as applied to the Employer is:

The Executives Nonqualified Deferred Compensation Plan of Stock Yards Bank and Trust Company..

2.24        Plan Administrator: The Plan Administrator shall be [check desired option]:

☒	(A)	Committee.

☐	(B)	Employer.

☐	(C)	Other (specify): .

2.25        Plan Year: The Plan Year shall be the 12 consecutive calendar month period ending on the last day of the month of December, and each anniversary thereof.

2.34        Trust: [check desired option]:

☐	(A)	The Employer does desire to establish a “rabbi” trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

☐	(B)	The Employer does not desire to establish a “rabbi” trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

☒	(C)

The Employer desires to establish a “rabbi” trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan upon the occurrence of the following event(s): Upon the happening of a Change in Control as hereafter defined. A Change In Control shall occur upon (1) the acquisition by any person of 50% or  more of the voting power of the Employer’s outstanding voting stock, (2)  five or more of the current members of the Board of Directors ceasing to  be members of the Board unless ceasing any replacement director was  elected by a vote of either at least 75% of the remaining directors, or at  least 75% of the shares entitled to vote on such replacement, or (3)  approval by the shareholders of the Employer of (A) a merger or  consolidation with another corporation is the stockholders of the  Employer immediately before such vote will not, as a result of such  merger or consolidation, own more than 50% of the voting stock of the  corporation resulting from such merger or consolidation, or (B) a  complete liquidation of the Employer or the sale of all, or substantially  all, of the assets of the Employer. Notwithstanding the foregoing, a  Change in Control shall not occur solely because 50% or more of the  voting stock of the Employer is acquired by (i) a trust which is part of the  Employer’s or subsidiary’s ‘s employee benefit plan, or (ii) by a corporation which , immediately following such acquisition, is owned  directly or indirectly by the stockholders of the Employer in the same  proportion as their ownership of stock in the Employer immediately prior  to such acquisition. In the event a Change in Control occurs, you will be  notified by the Committee.

4.1       Salary Deferral Credits:   A Participant may elect to have his Compensation (as selected in  Section 2.7 of this Adoption Agreement) reduced by the following annual percentage or amount as  designated in writing to the Committee [check the applicable options]:

☒	(A)	Annual base salary:

[Complete the following blanks only if a minimum or maximum deferral is desired]:

		Minimum deferral:	$	or	%
		Maximum deferral:	$	or	10%

☐	(B)	Annual bonus:

[Complete the following blanks only if a minimum or maximum deferral is desired]:

		Minimum deferral:	$	or	%
		Maximum deferral:	$	or	%

☐	(C)	Other:

[Complete the following blanks only if a minimum or maximum deferral is desired]:

		Minimum deferral:	$	or	%
		Maximum deferral:	$	or	%

☐	(D)	Not applicable – no salary deferral provision.

4.1.2       Termination of Salary Deferrals:   A Participant may terminate his Salary Deferral Agreement effective as of [check desired option]:

☐	(A)	The first full payroll period commencing after the date written notice of the termination is received by the Committee.

☒	(B)	The first day of the Plan Year occurring after the date written notice of the termination is received by the Committee.

☐	(C)	Not applicable – no salary deferral provision.

4.2          Employer Credits:   The Employer will make Employer Credits in the following manner [check a maximum of 2 desired option(s)]:

☒	(A)	Employer Matching Credits: The Employer may make matching credits to the Deferred Compensation Account of each Employee Participant in an amount determined as follows [check desired option(s)]:

	☐	(i)	% of the Participant’s Salary Deferral Credits.

	☐	(ii)	% of the first % of the Participant’s Compensation which is elected as a Salary Deferral Credit.

	☒	(iii)	An amount determined each Plan Year by the Employer.

	☐	(iv)	The Employer shall not match amounts provided above in excess of $ or in excess of % of the Participant’s Compensation per Plan Year.

	☐	(v)	Other:
.

	☐	(vi)	Not applicable – no Employer matching credits provision.

☒	(B)	Employer Profit Sharing Credits: The Employer may make profit sharing credits to the Deferred Compensation Account of each Active Employee Participant in an amount determined as follows:

	☐	(i)	Such amount out of the current or accumulated net profit of the Employer for such year as the Employer in its sole discretion shall determine.

	☒	(ii)	Such amount as the Employer in its sole discretion shall determine without regard to current or accumulated net profit.

	☐	(iii)	The Employer shall not make profit sharing credits in excess of $ , or in excess of % of the Participant’s Compensation per Plan Year.

	☐	(iv)	Other:
.

	☐	(v)	Not applicable – no Employer profit sharing provision.

☐	(C)	Other [describe]:

.

5.1          Death of a Participant:   If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the Accrued Benefit of the Participant determined as of the date payments to the Beneficiary commence, plus [check if desired]:

☐	(A)	An amount to be determined by the Committee.

☐	(B)	Other [specify]: .

☒	(C)	No additional benefits.

6.1          In-Service Withdrawals:   In-service withdrawals may be made from the Plan [check desired option]:

☒	(A)	Yes.

		(i)	The In-Service Account may be withdrawn only after the account has been established for [check desired option]:

			☒	(a) A minimum of 3 years (insert minimum of 2 years.)

			☐	(b) Not applicable.

		(ii)	A Participant may defer the date of any scheduled in-service withdrawal by giving notice of the new withdrawal date to the Committee [check desired option]:

			☐	(a) At least (insert minimum of 12) months prior to the scheduled withdrawal date.

			☒	(b) Not applicable.

☐	(B)	No in-service withdrawals.

6.2          Financial Hardship Withdrawals:   Financial hardship withdrawals may be made from the Plan [check desired option]:

☒	(A)	Yes.

☐	(B)	No.

6.3          “Haircut” Withdrawals:   “Haircut” withdrawals may be made from the Plan [check desired option]:

☐	(A)	Yes. If a Participant obtains a “haircut” withdrawal, the Participant shall forfeit 10% (specify percentage not less than 10%) of the amount of withdrawal.

☒	(B)	No “haircut” withdrawals.

6.4 Education Withdrawals: Education withdrawals may be made from the Plan [check desired option]:

☒	(A)	Yes.

		(i)	Education withdrawals may be made in installment payments over no more than 6 years.

		(ii)	A Participant may defer the date of any scheduled education withdrawal by giving notice of the new withdrawal date to the Committee [check desired option]:

			☐	(a)	At least (insert minimum of 12) months prior to the scheduled withdrawal date.

			☒	(b)	Not applicable.

☐	(B)	No education withdrawals.

7.1          Payment Options:   Any benefit payable under the Plan upon a Qualifying Distribution Event may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant upon his entry into the Plan [check desired option(s)]:

☒	(A)	A lump sum in cash as soon as practicable following the date of the Qualifying Distribution Event.

☒	(B)	Approximately equal annual installments over a term no longer than 10 years as elected by the Participant upon his entry into the Plan.

	☒	(i)	Payment of the benefit shall commence as soon as practicable after the following date [select desired option]:

		☐	(a)	The first business day of the calendar year following the date of the Qualifying Distribution Event.

		☐	(b)	The first business day of the calendar quarter following the date of the Qualifying Distribution Event.

		☒	(c)	The first business day of the calendar month following the date of the Qualifying Distribution Event.

The payment of each annual installment shall be made on the anniversary of the date selected for the commencement of the installment payments in this subsection (i).  The amount of the annual installment shall be adjusted on each anniversary date of the commencement of the installment payments for credits or debits to the Participant’s account pursuant to Section 9 of the Plan. Such adjustment shall be made by dividing the balance in the Deferred Compensation Account on each such date (following adjustment on such date) by the number of annual installments remaining to be paid hereunder; provided that the last annual installment due under the Plan shall be the entire amount credited to the Participant’s account on the date of the payment.

	☒	(ii)

Notwithstanding the payment option elected by the Participant, the vested Accrued Benefit of the Participant will be distributed in a single lump payment if the amount of such benefit on the date that payment is to commence does not exceed [check desired option]:

		☐	(a)	$ (Insert desired cash out amount).

		☒	(b)	Not applicable.

☒	(C)	A Participant may defer the date of any scheduled payment by giving notice of the new payment date to the Committee [check desired option]:

	☐	(i)	(a)	At least (insert minimum of 12) months prior to the scheduled payment date.

	☒	(ii)	(b)	Not applicable.

☐	(D)	Other [specify]:		.

8.     Vesting:   An Active Participant shall be fully vested in the Employer Credits made to the Deferred Compensation Account upon occurrence of the following events [check or complete all that apply]:

☒	(A)	Normal Retirement Date.

☒	(B)	Death.

☒	(C)	Disability.

☐	(D)	Completion of that number of Years of Service specified below:

	☒	(i)	Employer Matching Credits [complete if applicable]:

		☒	(a)	Immediate 100% vesting.

		☐	(b)	100% vesting after Years of Service.

		☐	(c)	100% vesting at age .

		☐	(d)	Number of Years of Service	Vested Percentage

				Less than	1%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10 or more %

For this purpose, Years of Service of a Participant shall be calculated from the date designated below [check desired option]:

			☐	(1)	First Day of Service.

			☐	(2)	Effective Date of the Plan Participation.

			☐	(3)

Each Crediting Date.   Under this option (3), each Employer Matching Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Credit is made to his or her Deferred Compensation Account.

☒	(ii)	Employer Profit Sharing Credits [complete if applicable]:

	☒	(a)	Immediate 100% vesting.

	☐	(b)	100% vesting after Years of Service.

	☐	(c)	100% vesting at age .

	☐	(d)	Number of Years of Service	Vested Percentage

			Less than	1%
				1%
				2%
				3%
				4%
				5%
				6%
				7%
				8%
				9%
				10 or more %

	For this purpose, Years of Service of a Participant shall be calculated from the date designated below [check desired option]:

		☐	(1)	First Day of Service.

		☐	(2)	Effective Date of the Plan Participation.

		☐	(3)

Each Crediting Date. Under this option (3), each Employer Profit Sharing Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Credit is made to his or her Deferred Compensation Account.

☐	(iii)	Other Employer Credits [complete if applicable]:

	☐	(a)	Immediate 100% vesting.

	☐	(b)	100% vesting after Years of Service.

	☐	(c)	100% vesting at age .

	☐	(d)	Number of Years of Service	Vested Percentage

			Less than	1%
				1%
				2%
				3%
				4%
				5%
				6%
				7%
				8%
				9%
				10 or more %

	For this purpose, Years of Service of a Participant shall be calculated from the date designated below [check desired option]:

		☐	(1)	First Day of Service.

		☐	(2)	Effective Date of the Plan Participation.

		☐	(3)

Each Crediting Date.   Under this option (3),   each Other Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Credit is made to his or her Deferred Compensation Account.

10.          Benefit Exchange:   The Employer elects to permit the Participant to exchange all or any portion of the vested Accrued Benefit under the Plan for another type of nonqualified benefit [check desired option]:

☐	(A)	Yes.

☒	(B)	No.

11.          Transfer to Qualified Plan:   The Employer elects to permit the Participant to direct the transfer of a portion of his benefit under this Plan to a tax-qualified retirement plan maintained by the Employer [check desired option]:

☐	(A)	Yes. Insert name of Qualified Plan:	.

☒	(B)	No.

13

17.          Amendment or Termination of Plan: [check or complete all that apply]:

☒	(A)	Notwithstanding any provision in this Adoption Agreement or the Plan to the contrary, Section 8 of the Plan shall be amended to read as follows: See attached Exhibit A.

☐	(B)	The Plan shall be terminated upon the occurrence of one or more of the following events [check if desired]:

	☐	(i)	The amount of shareholders equity shown on the financial statements of the Employer for each of the two most recent fiscal years is less than $ .

	☐	(ii)	The aggregate net loss (after tax) as reported on the financial statements of the Employer for the two most recent fiscal years is greater than $ .

	☐	(iii)

There is a change of control of the Employer. For this purpose, a “change of control” shall be deemed to have occurred if: (A) any person other than an officer who is an Employee of the Employer for at least one year preceding the change of control, acquires or becomes the beneficial owner, directly or indirectly, of securities of the Employer representing       % [insert percentage] or more of the combined voting power of the Employer’s then outstanding securities and thereafter, the membership of the Board becomes such that a majority are persons who were not members of the Board at the time of the acquisition of securities; or (B)  the Employer, or its assets, are acquired by or combined with another entity and less than a majority of the outstanding voting shares of such entity after the acquisition or combination are owned, immediately after the acquisition or combination, by the owners of voting shares of the Employer immediately prior to the acquisition or combination.

	☐	(iv)	Other [specify]:

.

☒	(C)	In the event of a termination of the Plan, the Employer elects that [check if desired]:

	☒	(i)	Each Active Participant will become fully vested in the Deferred Compensation Account. [If not checked, the vesting provisions of Section 8 will continue to apply.]

	☐	(ii)	The Deferred Compensation Account will be immediately distributed to each Participant in a single lump sum payment. [If not checked the payment provisions of Section 7 will continue to apply.]

20.9        Construction:   The provisions of the Plan and Trust (if any) shall be construed and enforced according to the laws of the State of Kentucky, except to the extent that such laws are superseded by ERISA.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above stated.

STOCK YARDS BANK AND TRUST COMPANY
Name of Employer

By:
Authorized Person

Title

NOTE: Execution of this Adoption Agreement creates a legal liability of the Employer with significant tax consequences to the Employer and Participants. The Employer should obtain legal and tax advice from its professional advisors before adopting the Plan. The Sponsor disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement.

Exhibit A

If a Participant’s employment is terminated for “Cause,” as that term is defined below, the Participant shall forfeit all right, title, and interest in his or her Account values created by or attributed to Employer contributions.  The term “Cause” is defined to include: (i) being convicted of a felony or misdemeanor involving fraud, embezzlement, theft, or dishonesty or other criminal conduct against the Corporation; or (ii) dishonesty, breach of fiduciary duty or any material breach by the Participant.